UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vimeo, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

The following communications are being filed in connection with the proposed transactions by and between Vimeo, Inc. (“Vimeo” or the “Company”) and Bending Spoons US Inc., a Delaware corporation (“Parent”), Bending Spoons S.p.A., an Italian societá per azioni (solely for purposes of the sections specified in the Merger Agreement) (“Guarantor”), and Bloomberg Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent and Guarantor, collectively referred to as “Bending Spoons”):

POST ON COMPANY INTRANET

The following message was provided to Company employees on October 24, 2025 via the Company’s intranet:

Headline: Transaction Update & Updated FAQs

Hi Vimeans,

Yesterday’s Vimeo REFRAME was an incredible reminder of what makes Vimeo so special and the creativity, innovation, and dedication that define this team. Thank you to everyone who poured their time and energy into bringing the event to life and showcasing our platform’s power to inspire video creators everywhere.

Before we close out the week, I want to share that on Wednesday, we filed our definitive proxy statement with the U.S. Securities and Exchange Commission (SEC).

This document formally sets the stage for a shareholder vote. You’ll see in the definitive proxy statement that we have set the stockholder meeting for November 19, 2025. At the stockholder meeting, stockholders of record as of October 21, 2025 (which is called the “record date”) will be entitled to vote on the proposed transaction. This includes Vimeans who hold Vimeo common stock as of the record date.

As a reminder, this is one of several steps in the M&A process, and closing is subject to customary conditions, including stockholder and regulatory approvals. Below is the general outline of the key milestones we must cross that you’ve seen before.

We’ve also updated our Acquisition Resource & FAQ. The FAQ now includes answers to the most common questions we’ve received through #ask-vimeo.

If your question isn’t addressed there, you can continue to post in #ask-vimeo — and if we can answer at this time, we’ll publish a written response, or for more specific, nuanced questions, we may contact you directly.

Jess

Additional Information and Where to Find It

In connection with the proposed transaction by and among Vimeo, Inc. (the “Company”), Bending Spoons US Inc. (“Parent”), Bloomberg Merger Sub Inc. (“Merger Sub”) and Bending Spoons S.P.A. (“Guarantor”), the Company expects to seek, and has filed with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which has been sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investors.vimeo.com or by contacting the Company’s investor relations department at investors@vimeo.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and is included in the Proxy Statement. Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability, and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

EMAIL MESSAGE

The following message was sent to Company employees on October 24, 2025 via email:

Subject: Transaction Update & Updated FAQs

Hi Vimeans,

On Wednesday, we filed our definitive proxy statement with the SEC. For a brief update on what that means and where we are in the transaction process, please head to The Loop for more information.

We’ve also updated our Acquisition Resource & FAQ to include answers to the most common questions we’ve received through #ask-vimeo. If your question isn’t addressed there, you can continue to post in #ask-vimeo — and if we can answer at this time, we’ll publish a written response, or for more specific, nuanced questions, we may contact you directly.

Thanks,
Jess

Additional Information and Where to Find It

In connection with the proposed transaction by and among Vimeo, Inc. (the “Company”), Bending Spoons US Inc. (“Parent”), Bloomberg Merger Sub Inc. (“Merger Sub”) and Bending Spoons S.P.A. (“Guarantor”), the Company expects to seek, and has filed with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which has been sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investors.vimeo.com or by contacting the Company’s investor relations department at investors@vimeo.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and is included in the Proxy Statement. Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability, and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SLACK MESSAGE

The following message was sent to Company employees on October 24, 2025 via Slack:

Channel: #announcements

@channel Vimeans,

Yesterday’s REFRAME was an incredible reminder of what makes Vimeo so special and the creativity, innovation, and dedication that define this team. Thank you to everyone who poured their time and energy into bringing the event to life and showcasing our platform’s power to inspire video creators everywhere.

Before we close out the week, I want to share that on Wednesday, we filed our definitive proxy statement with the SEC. For a brief update on what that means and where we are in the transaction process, please head to The Loop for more information and important legal disclaimers.

We’ve also updated our Acquisition Resource & FAQ to include answers to the most common questions we’ve received through #ask-vimeo. If your question isn’t addressed there, you can continue to post in #ask-vimeo — and if we can answer at this time, we’ll publish a written response, or for more specific, nuanced questions, we may contact you directly.

Thank you!